BUSINESS ACQUISITIONS	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Business Combinations [Abstract]
BUSINESS ACQUISITIONS

Acquisition of Novalere

On February 5, 2015 (the "Closing Date”) the Company, Innovus Pharma Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Innovus (“Merger Subsidiary I”), Innovus Pharma Acquisition Corporation II, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Subsidiary II”), Novalere FP, Inc., a Delaware corporation (“Novalere FP”) and Novalere Holdings, LLC, a Delaware limited liability company (“Novalere Holdings”), as representative of the shareholders of Novalere (the “Novalere Stockholders”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Subsidiary I merged into Novalere and then Novalere merged with and into Merger Subsidiary II (the “Merger”), with Merger Subsidiary II surviving as a wholly-owned subsidiary of the Company. Pursuant to the articles of merger effectuating the Merger, Merger Subsidiary II changed its name to Novalere, Inc.

With the Merger, Innovus acquired the worldwide rights to market and sell the Fluticare™ brand (Fluticasone propionate nasal spray) and the related manufacturing agreement from Novalere FP.  Innovus anticipates that the ANDA filed in November 2014 by the manufacturer with the U.S. Food and Drug Administration (“FDA ”) will be approved by the end of 2015 or in the first half of 2016, which will allow the Company to market and sell Fluticare™ over the counter.  An ANDA is an application for a U.S. generic drug approval for an existing licensed medication or approved drug.

 Under the terms of the Merger Agreement, at the Closing Date, the Novalere Stockholders received 50% of the Consideration Shares (the “Closing Consideration Shares”) and the remaining 50% of the Consideration Shares (the “ANDA Consideration Shares”) will be delivered only if an Abbreviated New Drug Application of Fluticasone Propionate Nasal Spray of Novalere Manufacturing Partners (the “Target Product”) is approved by the Food and Drug Administration (the “ANDA Approval”).  A portion of the Closing Consideration Shares and, if ANDA Approval is obtained prior to the 18 month anniversary of the Closing Date, a portion of the ANDA Consideration Shares, will be held in escrow for a period of 18 months from the Closing Date to be applied towards any indemnification claims by Innovus pursuant to the Merger Agreement.

In addition, the Novalere Stockholders are entitled to receive, if and when earned, earn-out payments (the “Earn-Out Payments”). For every $5 million in Net Revenue (as defined in the Merger Agreement) realized by sales of Fluticare™ , the Novalere Stockholders will be entitled to receive, on a pro rata basis, $500,000, subject to  cumulative maximum Earn-Out Payments of $2.5 million.

The closing price of the Company’s common stock on the Closing Date was $0.20 per share. The Company issued 12,947,657 Closing Consideration Shares of its common stock at the Closing Date, the Fair Market Value, (‘FMV”) of the Closing Consideration Shares was $2,071,625 as of the Closing Date.  12,280,796 shares were placed in escrow to cover any potential claims that the Company might have with respect to disclosures made by the Novalere.

The fair value of the contingent consideration is based on preliminary cash flow projections and other assumptions for the ANDA Consideration shares and the Earn-Out Payments, future changes in the estimate of such contingent consideration will be recognized as a charge to operations expense.

Issuance of the 12,947,655 ANDA Consideration Shares is subject to milestones, achievement of which is uncertain.  The FMV of the ANDA Consideration Shares was established to account for the uncertainty in the future value of the shares. The value of the shares as derived using the options pricing model was then weighted based on the probability of achieving the milestones to determine the FMV of the ANDA Consideration Shares and estimated potential share prices at such dates.  Based on the aforementioned calculation the fair market value of the ANDA Consideration shares was determined to be $1,657,300.

The total fair market value of the considerations issued and to be issued for the transaction are as follows:

	Shares	FMV
Closing Consideration Shares	12,947,657	$2,071,625
ANDA Consideration Shares	12,947,655	1,657,300
Total	25,895,312	$3,728,925

Based on the assumptions, the fair market value of the Earn Out Payments was determined to be $1,205,000. The preliminary fair values of the future earn out payments was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The total purchase price is summarized as follows:
Cash Consideration	$43,124
Common Stock issued at closing	2,071,625
ANDA Consideration Shares	1,657,300
Fair Market Value of Future Earn Out Payments	1,205,000
Total	$4,977,049

The fair values of acquired assets and liabilities are based on preliminary cash flow projections and other assumptions. The preliminary fair values of acquired intangible assets were determined using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. The transaction has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed have been recorded at fair value, with the remaining purchase price recorded as goodwill.

The fair values of assets acquired and liabilities assumed at the transaction date are summarized below:

Cash	$43,124
Prepaid expenses and other current assets	25,906
Total Tangible Assets	69,030

Product rights and related Manufacturing agreement	4,681,000
Trademarks	150,000
Total identifiable Intangible Assets	4,831,000

Goodwill	120,143
Total Acquired Assets	5,020,173

Other current liabilities	(43,124)
Total Assumed Liabilities	(43,124)

Acquired Assets Net of Assumed Liabilities	$4,977,049

The carrying value of current assets and liabilities and fixed assets in Novalere’s financial statements are considered to be a proxy for the fair value of those assets and liabilities.  Novalere is a pre-commercial organization specializing in selling and marketing nasal steroid products; most of the value in Novalere is applicable to the product rights and related manufacturing agreement. Novalere holds a non-exclusive, worldwide, royalty-free license to market, promote, sell, offer for sale, import and distribute the product. This business relationship is contractual in nature and meets the separability criterion and as a result is considered an identifiable intangible asset recognized separately from goodwill. The value of the business relationship is included in goodwill under US GAAP. Goodwill is calculated as the difference between the fair value of the consideration expected to be transferred and the values assigned to the identifiable tangible assets acquired and liabilities assumed. The acquired goodwill presented in the above table reflects the estimated goodwill from the preliminary purchase price allocation. The cash acquired was used to pay amounts due to shareholders, thus was received by the Company

The purchase price allocation is subject to completion of our analysis of the fair value of the assets and liabilities of Novalere as of the date of the acquisition. These adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than one year from the consummation of the Merger. The establishment of the fair value of the consideration for a Merger, and the allocation to identifiable tangible and intangible assets and liabilities, requires the extensive use of accounting estimates and management judgment. The fair values assigned to the assets acquired and liabilities assumed are based on estimates and assumptions from data currently available.

Supplemental Pro Forma Information for 2015 Acquisition (unaudited)

The following unaudited supplemental pro forma information for the three and six months ended June 30, 2014 and 2015, assumes the contribution of Novalere had occurred as of January 1, 2014, giving effect to purchase accounting adjustments. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had Novalere been operated as part of the Company since January 1, 2014.

	Six Months Ended June 30, 2015		Six Months Ended June 30, 2014
	As Reported	Pro Form (unaudited)	As Reported	Pro Forma (unaudited)
Revenue	$380,325	$380,325	$279,872	$289,732
Net Loss	$(2,366,031)	$(2,682,161)	$2,525,029	$(4,139321)
Loss per Common Share-basic and diluted	$(0.06)	$(0.07)	$(0.11)	$(0.11)
Shares used in computed net loss per common share	37,909,664	40,413,334	23,191,829	36,139,486

 Purchase of Semprae Laboratories, Inc.

On December 24, 2013 (the “Semprae Closing Date”), the Company, obtained 100% of the outstanding shares of Semprae in exchange for the issuance of 3,201,776 shares of the Company’s common stock. In addition, the Company agreed to pay the former shareholders an annual royalty (“Royalty”) equal to five percent (5%) of the net sales from Zestra® and Zestra® Glide and any second generation products derived primarily therefrom (“Semprae Target Product”) up until the time that a generic version of such Semprae Target Product is introduced worldwide by a third party.

Acquisition of Semprae

On December 24, 2013 (the “Closing Date”), the Company, through Merger Sub obtained 100% of the outstanding shares of Semprae in exchange for the issuance of 3,201,776 shares of the Company’s common stock, which shares represented fifteen percent (15%) of the total issued and outstanding shares of the Company as of the close of business on the Closing Date, whereupon Merger Sub was renamed Semprae Laboratories, Inc. Also, the Company agreed to pay $343,500 to the New Jersey Economic Development Authority (“NJEDA”) as settlement-in-full for an outstanding loan of approximately $640,000 owed by the former stockholder’s of Semprae, in full satisfaction of the obligation to the NJEDA. In addition, the Company agreed to pay the former shareholders an annual royalty (“Royalty”) equal to five percent (5%) of the net sales from Zestra® and Zestra® Glide and any second generation products derived primarily therefrom (“Target Products”) up until the time that a generic version of such Target Product is introduced worldwide by a third party.

The fair market value of the Company’s common stock issued on the Closing Date was $0.30 per share, which resulted in a fair market value of $960,530 for the common stock issued to the shareholders of Semprae. The fair value of the shares of common stock issued were determined by quoted market prices that are considered to be Level 1 inputs under the fair value measurements and disclosure guidance.  A portion of the shares issued were held in escrow pending reconciliation of assets received and liabilities assumed at the acquisition date.  At December 31, 2014 approximately $60,000 has been agreed by both parties which is the amount that will be returned to the Company in the form of common stock shares at its then quoted market price.

The transaction has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed have been recorded at fair value, with the remaining purchase price recorded as goodwill. The fair values of current assets and liabilities approximated their book value.  The fair values of acquired assets and liabilities are based on preliminary cash flow projections and other assumptions. The fair values of acquired intangible assets were determined using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The agreement to pay the annual Royalty resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the statement of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the Royalty was determined to be $308,273 at the date of acquisition. The fair value of the royalty was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate of 40% commensurate with the Company’s cost of capital and expectation of the revenue growth for products at their life cycle stage. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. During 2014, approximately $87,000 was paid under this arrangement and the fair value of the expected royalties to be paid was increased by $103,000.  The fair value of contingent consideration was increased to $324,000 at December 31, 2014, based on the new estimated fair value of the consideration, net of the amounts to be returned to the Company as discussed above.

As a result of the acquisition, the Company acquired all of Semprae’s assets and liabilities, including its two women’s products, which were added to the Company’s current portfolio of male sexual dysfunction products and other topical products. The Company maintains a number of international patents and trademarks on the two products acquired from Semprae.

The aggregate purchase price consideration was as follows:

Fair value of common stock issued to Semprae shareholders, net of shares to be returned from escrow	$900,909
Fair value of royalty	308,273
Net purchase price consideration	$1,209,182

The fair values of assets acquired and liabilities assumed at the transaction date and as adjusted during the reconciliation process with the seller, are summarized below:

Cash	$3,749
Accounts receivable	78,445
Inventory	180,441
Prepaid expenses	16,362
Property and equipment	78,973
Customer contracts	611,119
Patents	99,894
Trademarks	160,278
Goodwill	429,225
Accounts Payable	(105,804)
Debt	(343,500)

Net Purchase Price Consideration	$1,209,182